                                                                    EXHIBIT 10.7

                   CONTRACT FOR SALE OF LAND - 1996 EDITION
(this contract consists of this sheet, the provisions of this contract and anything attached)
(a choice printed in BLOCK CAPITALS applies unless a different choice is marked)

     TERM                                                             MEANING OF TERM
----------------------------------------------------------------------------------------------------------------------------------
Vendor's agent              Name      L J Hooker Commercial                                         Phone   9748 4448
 (if more than one, the     Address   PO Box 6500, Silverwater NSW 2128 &                           Fax     9748 6667
 first named)                                                                                       Ref     Mr P Brush

                            Name      H T Bawden NSW Pty Limited                                    Phone   9630 8000
                            Address   28 Ross Street, Parramatta NSW 2150                           Fax     9683 3346
                                                                                                    Ref     Mr D Whilbourn
----------------------------------------------------------------------------------------------------------------------------------
Vendor                      Name      Coates Brothers Australia Pty Limited                         ACN (000 079 550)
                            Address   323 Chisholm Road, Auburn
----------------------------------------------------------------------------------------------------------------------------------
Vendor's                    Name             Mallesons Stephen Jaques                               Phone   (612) 9296 2000
[X] SOLICITOR               Address and DX   Governor Phillip Tower                                 Fax     (612) 9296 3999
[_] Licensed                                 1 Farrer Place                                         Ref     T D'Agostino
    conveyancer                              Sydney NSW 2000 DX 113 Sydney
----------------------------------------------------------------------------------------------------------------------------------
Depositholder               Vendor's agent                          Invest deposit [_] NO [X] Yes (clause 35)
----------------------------------------------------------------------------------------------------------------------------------
Completion date             42nd day after the date of this contract
----------------------------------------------------------------------------------------------------------------------------------
Property                    The land, the improvements, all fixtures and fittings, but not the exclusions.
----------------------------------------------------------------------------------------------------------------------------------
Land            Address     321 Chisholm Road, Auburn

                 Plan       Registered plan:   Lot  Y         Plan      DP397548         (copy attached)

                 Title      Folio   Y/397548
                            [X] TORRENS      [_] strata     [_] community    [_] qualified    [_] limited    [_] old system
                            [X] FEE SIMPLE - ownership      [_] purchase from Crown     [_] lease from Crown    [_] other
----------------------------------------------------------------------------------------------------------------------------------
Improvements                [_] HOUSE  [_] garage  [_] carport  [X] factory  [_] flats  [_] home unit  [_]  carspace
                            [_] none  [_] other
----------------------------------------------------------------------------------------------------------------------------------
Inclusions
----------------------------------------------------------------------------------------------------------------------------------
Exclusions                  Nil
----------------------------------------------------------------------------------------------------------------------------------
Purchaser                   Name      VILBRENT PTY LIMITED                               ACN/ARBN
                            Address   327 CHISHOLM RD AUBURN                              002055567

if more than one as         [_] JOINT TENANTS      [_] tenants in common (in equal shares unless otherwise stated)
----------------------------------------------------------------------------------------------------------------------------------
Purchaser's                 Name             COULEY MEARNE           DX 10525                       Phone   9958 2100
[X] SOLICITOR               Address and DX   P O BOX 587                                            Fax     9959 3819
[_] Licensed                                 NORTH SYDNEY 2059                                      Ref     DAVID BODA
    conveyancer
----------------------------------------------------------------------------------------------------------------------------------
Price                      Price in words:   # ONE MILLION SEVEN HUNDRED & FIFTY THOUSAND DOLLARS
                           Price             $# 1,750,000
                           Deposit           $#   175,000           (10% of the price, unless otherwise stated)
                                             ------------
                           Balance           $# 1,575,000
----------------------------------------------------------------------------------------------------------------------------------
Date of this contract            13th May 1998                   (if not stated, the date this contract was made)
----------------------------------------------------------------------------------------------------------------------------------

Signed by the vendor or    /s/ SIGNATURE ILLEGIBLE          Signed by the purchaser or  ................................
                           ..............................
[SEAL]                                                      Sealed with its common seal
Sealed with its common seal

Witness  /s/ SIGNATURE ILLEGIBLE                            Witness ....................................................
         ................................................


DOCUMENTS     See schedule 1

CHOICES
Adjoining land owned by vendor   [_] NO [X] yes - purchaser cannot require vendor to contribute to fencing work
Covenant/easement in transfer    [_] NO [X] yes - wording attached, with description of land benefited (clause 4)
Land tax adjustment required     [_] NO [X] yes - subject to the adjustment clauses (clause 14 and clause 44)
Special completion address       [_] NO [X] yes - address: Vendor's solicitors (clause 16)
Tenancies                        [X] NO [_] yes - subject to tenancies disclosed in this contract (clause 17)
Money payable to Crown           [X] NO [_] yes - purchaser liable for up to $       (if not stated, nil) (clause 26)
Consent to transfer required     [X] NO [_] yes - vendor to apply for a certificate or consent (clause 27)

--------------------------------------------------------------------------------

STRATA/COMMUNITY MANAGING AGENT'S DETAILS
(or if there is no managing agent, secretary's details)
Name:
Address:
Phone
--------------------------------------------------------------------------------

                                       3
--------------------------------------------------------------------------------
(C) 1996 COPYRIGHT Law Society of NSW and Real Estate institute of NSW. You can prepare your own version of pages 1 and 2 on a computer or typewriter, and you can reproduce this form (or part of it) for educational purposes, but any other reproduction of this form (or part of it) is an infringement of copyright unless authorised by the copyright holders or legislation.
================================================================================
                              COOLING OFF PERIOD
                              (PURCHASER'S RIGHT)

     1. THIS IS THE STATEMENT BY SECTION 66X OF THE CONVEYANCING ACT 1919 AND APPLIES TO A CONTRACT FOR THE SALE OF RESIDENTIAL PROPERTY.

     2. THE PURCHASER MAY RESCIND THE CONTRACT AT ANY TIME BEFORE 5 P.M. ON THE FIFTH BUSINESS DAY AFTER THE DAY ON WHICH THE CONTRACT WAS MADE, EXCEPT IN THE CIRCUMSTANCES LISTED IN PARAGRAPH 3.

     3.   THERE IS NO COOLING OFF PERIOD:

          (A) IF, AT OR BEFORE THE TIME THE CONTRACT IS MADE, THE PURCHASER GIVES TO THE VENDOR (OR THE VENDOR'S SOLICITOR OR AGENT) A CERTIFICATE THAT COMPLIES WITH SECTION 66W OF THE ACT; OR

          (B) IF THE PROPERTY IS SOLD BY PUBLIC AUCTION; OR

          (C) IF THE CONTRACT IS MADE ON THE SAME DAY AS THE PROPERTY WAS OFFERED FOR SALE BY PUBLIC AUCTION BUT PASSED IN; OR

          (D) IF THE CONTRACT IS MADE IN CONSEQUENCE OF THE EXERCISE OF AN OPTION TO PURCHASE THE PROPERTY, OTHER THAN AN OPTION THAT IS VOID UNDER SECTION 66ZG OF THE ACT.

     4. A PURCHASER EXERCISING THE RIGHT TO COOL OFF BY RESCINDING THE CONTRACT WILL FORFEIT TO THE VENDOR 0.25% OF THE PURCHASE PRICE OF THE PROPERTY. THE VENDOR IS ENTITLED TO RECOVER THE AMOUNT FORFEITED FROM ANY AMOUNT PAID BY THE PURCHASER AS A DEPOSIT UNDER THE CONTRACT AND THE PURCHASER IS ENTITLED TO A REFUND OF ANY BALANCE.
--------------------------------------------------------------------------------
                  IMPORTANT NOTICE TO VENDORS AND PURCHASERS

THE CONVEYANCING ACT 1919 (SECTION 52A) AND THE CONVEYANCING (SALE OF LAND) REGULATION 1995 CREATE SIGNIFICANT RIGHTS AND OBLIGATIONS AFFECTING THIS CONTRACT. YOU SHOULD REFER TO THESE PROVISIONS IN CONJUNCTION WITH THE PREPARATION AND SIGNATURE OF THIS CONTRACT.
--------------------------------------------------------------------------------
                                   WARNINGS

1 Various Acts of Parliament and other matters can affect the rights of the parties to this contract. Some important matters are actions, claims, decisions, licenses, notices, orders, proposals or rights of way involving

     Agriculture Department              Heritage Council                          Roads and Traffic Authority
     Australian Gas Light Company        Land and Housing Corporation              Rural Lands Protection Board
     Building Services Corporation       Land and Water Conservation Department    School Education Department
     Council                             Mine Subsidence Board                     State Forests
     Country council                     Mineral Resources Department              State Rail
     East Australian Pipeline Limited    Office of Energy                          Telecommunications authority
     Electricity authority               Owner of adjoining land                   Water, sewerage or drainage authority
     Environment Protection Authority    Public Works Department

     If you think that any of these matters affects the property, tell your solicitor or licensed conveyancer.

2 The purchaser will usually have to pay stamp duty on this contract within 28 days after the date of this contract. If the purchaser does not pay the stamp duty within 2 months after the date of the making of this contract, the purchaser will incur fines.

3 The vendor should continue the vendor's insurance until completion. If the vendor wants to give the purchaser possession before completion, the vendor should first ask the insurer to confirm this will not affect the insurance. The purchaser should arrange insurance.

4 A lease may be affected by the Residential Tenancies Act 1987 or the Retail Leases Act 1994.

5 If any purchase money is owing to the Crown, it may become payable when the transfer is registered.

6 If a consent to transfer is required under legislation, see clause 27 as to the obligations of the parties.
--------------------------------------------------------------------------------
                                   DISPUTES

If you get into a dispute with the other party, the Law Society and Real Estate institute encourage you to use informal procedures such as negotiation, independent expert appraisal or mediation (for example mediation under the Law Society Mediation Rules).
--------------------------------------------------------------------------------
                         AUCTION - CONDITIONS OF SALE

1    Subject to these conditions, the highest bidder is the purchaser.

2 If a bid is disputed the auctioneer is the sole arbitrator and the auctioneer's decision is final.

3 The auctioneer can refuse to accept any bid which, in the auctioneer's opinion, is not in the best interest of the vendor.

4 The sale is subject to a reserve price and the right to make 1 bid by or on behalf of the vendor is reserved.

5 A bidder is taken to be a principal unless, before the bidding, the bidder has given the auctioneer a copy of a written authority to bid for or on behalf of another person.

6 As soon as practicable after the fall of the hammer the purchaser must sign this contract.
--------------------------------------------------------------------------------

     7.2.2     the amount held is to be invested in accordance with clause 3.1;
     7.2.3 the claims must be finalised by an arbitrator appointed by the parties or, if no appointment is made within 1 month after completion, by an arbitrator appointed by the President of the Law Society at the request of a party;
     7.2.4 the purchaser is not entitled, in respect of the claims, to more than the total amount claimed;
     7.2.5 any net interest on the amount held must be paid to the parties in the same proportion as the amount held is to be paid; and
     7.2.6 if the parties do not appoint an arbitrator and neither party requests the President to appoint an arbitrator within 3 months after completion, the claims lapse.

8.   VENDOR'S RIGHT TO RESCIND
     The vendor can rescind if -
8.1 the vendor is, on reasonable grounds, unable or unwilling to comply with a requisition;
8.2 the vendor serves a notice of intention to rescind that specifies the requisition and those grounds; and
8.3 the purchaser does not serve a notice waiving the requisition within 14 days after that service.

9.   PURCHASER'S DEFAULT
     If the purchaser does not comply with this contract (or a notice under or relating to it) in an essential respect, the vendor can terminate by serving a notice and after the termination -
9.1  keep or recover the deposit (to a maximum of 10% of the price);
9.2 hold any other money paid by the purchaser under this contract as security for anything recoverable under this clause.
     9.2.1     for 12 months after the termination; or
     9.2.2 if the vendor commences proceedings under this clause within 12 months, until those proceedings are concluded; and
9.3  sue the purchaser either -
     9.3.1 where the vendor has resold the property under a contract made within 12 months after the termination, to recover -
               . the deficiency on resale (with credit for any of the deposit kept or recovered and after allowance for any capital gains tax payable on anything recovered under this clause); and
               . the reasonable costs and expenses arising out of the purchaser's non-compliance with this contract or the notice and of resale and any attempted resale; or
     9.3.2     to recover damages for breach of contract.

10.  RESTRICTIONS ON RIGHTS OF PURCHASER
10.1 The purchaser cannot make a claim or requisition or rescind or terminate in respect of -
     10.1.1 the ownership or location of any fence as defined in the Dividing Fences Act 1991;
     10.1.2 a service for the property being a joint service or passing through another property, or any service for another property passing through the property ("service includes air, communication, drainage, electricity, garbage, gas, oil, radio, sewerage, telephone, television or water service);
     10.1.3 a wall being or not being a party wall in any sense of that term or the property being affected by an easement for support or not having the benefit of an easement for support;
     10.1.4 any change in the property due to fair wear and tear before completion;
     10.1.5 a promise, representation or statement about this contract, the property or the title, not set out or referred to in this contract;
     10.1.6 a condition, exception, reservation or restriction in a Crown grant;
     10.1.7 the existence of any authority or licence to explore or prospect for gas, minerals or petroleum;
     10.1.8 any easement or restriction on use the substance of either of which is disclosed in this contract or any non-compliance with the easement or restriction on use; or
     10.1.9 anything the substance of which is disclosed in this contract (except a caveat, charge, mortgage or writ).
10.2 The purchaser cannot rescind or terminate only because of a defect in title to or quality of the inclusions.

11.  COMPLIANCE WITH WORK ORDERS
11.1 Normally, the vendor must by completion comply with a work order made on or before the date of this contract and, if this contract is completed, the purchaser must comply with any other work order.
11.2 If the purchaser complies with a work order, and this contract is rescinded or terminated, the vendor must pay the expense of compliance to the purchaser.

12.  CERTIFICATES AND INSPECTIONS
     The vendor authorises the purchaser, subject to the rights of any tenant -
12.1 to have the property inspected to obtain any certificate or report reasonably required;
12.2 to apply (if necessary in the name of the vendor) for -
     12.2.1 any certificate that can be given in respect of the property under legislation; or
     12.2.2 a copy of any approval, certificate, consent, direction, notice or order in respect of the property given under legislation, even if given after the date of this contract; and
12.3 to make 1 pre-completion inspection of the property.

13.  APPLICATION FOR BUILDING CERTIFICATE WITHIN 14 DAYS
13.1 This clause applies only if the purchaser applies for a building certificate from the local council within 14 days after the date of this contract and the council after the date of this contract but before completion -

17.2 Normally, the purchaser can claim compensation (before or after completion) or rescind if any of the land is affected by a protected tenancy (a tenancy affected by Part 2, 3, 4 or 5 of the Landlord and Tenant (Amendment) Act 1948).

18     POSSESSION BEFORE COMPLETION
18.1 This clause applies only if the vendor gives the purchaser possession of the property before completion.
18.2   The purchaser must not before completion -
       18.2.1    let or part with possession of any of the property;
       18.2.2 make any change or structural alteration or addition to the property; or
       18.2.3 contravene any agreement between the parties or any direction, document, legislation, notice or order affecting the property.
18.3   The purchaser must until completion -
       18.3.1 keep the property in good condition and repair having regard to its condition at the giving of possession; and
       18.3.2 allow the vendor or the vendor's authorised representative to enter and inspect it at all reasonable times.
18.4 The risk in respect of damage to the property passes to the purchaser immediately after the purchaser enters into possession.
18.5 If the purchaser does not comply with this clause, then without affecting any other right of the vendor -
       18.5.1 the vendor can before completion, without notice, remedy the non-compliance; and
       18.5.2 if the vendor pays the expense of doing this, the purchaser must pay it to the vendor with interest at the rate mentioned in Schedule J of the Supreme Court Rules 1970.
18.6 If this contract is rescinded or terminated the purchaser must immediately vacate the property.
18.7 If the parties or their solicitors on their behalf do not agree in writing to a fee or rent, none is payable.
18.8 Taking possession does not of itself imply acceptance of the property or the title.

19     RESCISSION OF CONTRACT
19.1 If this contract expressly gives a party a right to rescind, the party can exercise the right -
       19.1.1    only by serving a notice before completion; and
       19.1.2 in spite of any making of a claim or requisition, any attempt to satisfy a claim or requisition, any arbitration, litigation, mediation or negotiation or any giving or taking of possession.
19.2 Normally, if a party exercises a right to rescind expressly given by this contract or any legislation -
       19.2.1 the deposit and any other money paid by the purchaser under this contract must be refunded;
       19.2.2 a party can claim for a reasonable adjustment if the purchaser has been in possession:
       19.2.3 a party can claim for damages, costs or expenses arising out of a breach of this contract; and
       19.2.4 a party will not otherwise be liable to pay the other party any damages, costs or expenses.

20     MISCELLANEOUS
20.1 The parties acknowledge that anything stated in this contract to be attached was attached to this contract by the vendor before the purchaser signed it and is part of this contract.
20.2   Anything attached to this contract is part of this contract.
20.3   An area, bearing or dimension in this contract is only approximate.
20.4 If a party consists of 2 or more persons, this contract benefits and binds them separately and together.
20.5 A party's solicitor can receive any amount payable to the party under this contract or direct in writing that it is to be paid to another person.
20.6   A document under or relating to this contract is -
       20.6.1 signed by a party if it is signed by the party or the party's solicitor;
       20.6.2    served if it is served by the party or the party's solicitor;
       20.6.3 served if it is served on the party's solicitor, even if the party has died or any of them has died;
       20.6.4 served if it is served in any manner provided in s170 of the Conveyancing Act 1919;
       20.6.5 served if it is sent by fax to the party's solicitor, unless it is not received; and
       20.6.6 served at the earliest time it is served, if it is served more than once.
20.7 An obligation to pay an expense of another party of doing something is an obligation to pay -
       20.7.1 if the party does the thing personally - the reasonable cost of getting someone else to do it;
       20.7.2 if the party pays someone else to do the thing - the amount paid, to the extent it is reasonable.
20.8 Rights under clauses 11, 14 and 17 continue after completion, whether or not other rights continue.
20.9 The vendor does not promise, represent or state that the purchaser has any cooling off rights.
20.10 The vendor does not promise, represent or state that any attached survey report is accurate or current.
20.11 A reference to any legislation includes a reference to any corresponding later legislation.

21     TIME LIMITS IN THESE PROVISIONS
21.1 If the time for something to be done or to happen is not stated in these provisions, it is a reasonable time.
21.2 If there are conflicting times for something to be done or to happen, the latest of those times applies.
21.3 The time for one thing to be done or to happen does not extend the time for another thing to be done or to happen.
21.4 If the time for something to be done or to happen is the 29th, 30th or 31st day of a month, and the day does not exist, the time is instead the last day of the month.
21.5 If the time for something to be done or to happen is a day that is not a business day, the time is extended to the next business day, except in the case of clause 2 (deposit).
21.6 Normally, the time by which something must be done is fixed but not essential.

24   TENANCIES
24.1 If a tenant has not made a payment for a period preceding or current at the adjustment date -
     24.1.1 for the purposes of clause 14.2, the amount is to be treated as if it were paid; and
     24.1.2 the purchaser assigns the debt to the vendor on completion and will if required give a further assignment at the vendor's expense.
24.2 If a tenant has paid in advance of the adjustment date any periodic payment in addition to rent, it must be adjusted as if it were rent for the period to which it relates.
24.3 If the property is to be subject to a tenancy on completion or is subject to a tenancy on completion -
     24.3.1 the vendor authorises the purchaser to have any accounting records relating to the tenancy inspected and audited and to have any other document relating to the tenancy inspected:
     24.3.2 the vendor must serve any information about the tenancy reasonably requested by the purchaser before or after completion; and
     24.3.3 normally, the purchaser can claim compensation (before or after completion) if -
              . any of Parts 2 to 7 of the Retail Leases Act 1994 applies to the tenancy, unless this contract discloses that the tenancy commenced on or after 1 August 1994;
              . a disclosure statement required by the Act was not given when required;
              . such a statement contained information that was materially false or misleading;
              . a provision of the lease is not enforceable because of a non-disclosure in such a statement; or
              .  the lease was entered into in contravention of the Act.
24.4 If the property is subject to a tenancy on completion -
     24.4.1   the vendor must allow or transfer -
              . any remaining bond money or any other security against the tenant's default;
              . any money in a fund established under the lease for a purpose and compensation for any money in the fund or interest earned by the fund that has been applied for any other purpose; and
              . any money paid by the tenant for a purpose that has not been applied for that purpose and compensation for any of the money that has been applied for any other purpose;
     24.4.2   the vendor must give to the purchaser -
              .  a proper notice of the transfer addressed to the tenant;
              . any certificate given under the Retail Leases Act 1994 in relation to the tenancy;
              . a copy of any disclosure statement given to the tenant under the Retail Leases Act 1994;
              . a copy of any document served on the tenant under the lease and written details of its service, if the document concerns the rights of the landlord or the tenant after completion; and
              . any document served by the tenant under the lease and written details of its service, if the document concerns the rights of the landlord or the tenant after completion; and
     24.4.3 the vendor must comply with any obligation to the tenant under the lease, to the extent it is to be complied with by completion; and
     24.4.4 the purchaser must comply with any obligation to the tenant under the lease, to the extent that the obligation is disclosed in this contract and is to be complied with after completion.
24.5 Rights under this clause continue after completion, whether or not other rights continue.

25   QUALIFIED TITLE, LIMITED TITLE AND OLD SYSTEM TITLE
25.1 This clause applies only if the land (or part of it) -
     25.1.1   is under qualified, limited or old system title; or
     25.1.2   on completion is to be under one of those titles.
25.2 The vendor must serve a proper abstract of title within 7 days after the date of this contract.
25.3 If an abstract of title or part of an abstract of title is attached to this contract or has been lent by the vendor to the purchaser before the date of this contract, the abstract or part is served on the date of this contract.
25.4 An abstract of title can be or include a list of documents, events and facts arranged (apart from a will or codicil) in date order, if the list in respect of each document -
     25.4.1 shows its date, general nature, names of parties and any registration number; and
     25.4.2 has attached a legible photocopy of it or of an official or registration copy of it.
25.5 An abstract of title -
     25.5.1 must start with a good root of title (if the good root of title must be at least 30 years old, this means 30 years old at the date of this contract);
     25.5.2 in the case of a leasehold interest, must include an abstract of the lease and any higher lease;
     25.5.3   normally, need not include a Crown grant; and
     25.5.4 need not include anything evidenced by the Register kept under the Real Property Act 1900.
25.6 The purchaser must serve the form of transfer within 28 days after service of a proper abstract of title.
25.7 In the case of land under old system title -
     25.7.1   in this contract 'transfer' means conveyance; and
     25.7.2 each vendor must give proper covenants for title as regards that vendor's interest.
25.8 The vendor must give a proper covenant to produce where relevant.
25.9 The vendor does not have to produce or covenant to produce a document that is not in the possession of the vendor or a mortgagee.

--------------------------------------------------------------------------------

30   DEFINITIONS AND INTERPRETATION

30.1 In this contract unless the contrary intention appears:

     BUILDING means the building constructed on the land.

     COMPLETION DATE means the date for completion in the "meaning of term" column on page 1 of this contract.

     CONTAMINATION means the presence in, on or under the property of a substance at a concentration above the concentration at which the substance is normally present in, on or under (respectively) land in the same locality. CONTAMINANT, where used, has the equivalent meaning.

     ENVIRONMENTAL LAW means any law, whether statute or common law (including the laws of negligence and nuisance), concerning the Environment and includes, but is not limited to, laws concerning.

     (a) the carrying out of uses, works or development or the subdivision of land;

     (b)  emissions of substances into the atmosphere, waters and land;

     (c)  pollution and contamination of the atmosphere, waters and land;

     (d)  production, use, handling, storage, transportation and disposal of:

          (i)    waste;

          (ii)   hazardous substances; and

          (iii)  dangerous goods;

     (e)  conservation, heritage and natural resources;

     (f)  threatened, endangered and other floral and fauna species;

     (g)  the erection and use of structures; and

     (h)  the health and safety of people,

     whether made or in force before or after the date of this contract.

     ENVIRONMENT includes all aspects of the surroundings of humans.

     LOCAL GOVERNMENT ACT means either or both the Local Government Act 1919 and the Local Government Act 1933 as the context requires.

                                                                               2
--------------------------------------------------------------------------------
      SPECIFIED RATE means 2% per annum the interest rate quoted from time to time by the Commonwealth Bank of Australia Limited on overdraft accommodation over $100,000 plus 2% per annum.

30.2  In this contract unless the contrary intention appears:

      30.2.1 a reference to this contract or another instrument includes any variation or replacement of them;

      30.2.2 a reference to a person includes the person's executors, administrators, successors and permitted assigns;

      30.2.3 a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

      30.2.4  the singular includes the plural and vice versa;

      30.2.5 the word "person" includes a firm, a body corporate, an unincorporated association or an authority;

      30.2.6 an agreement, representation or warranty in favour of two or more persons is for the benefit of them jointly and severally;

      30.2.7 an agreement, representation or warranty on the part of two or more persons binds them jointly and severally;

      30.2.8 a reference to any thing (including any amount) is a reference to the whole and each part of it and a reference to a group of persons is a reference to all of them collectively, to any two or more of them collectively and to each of them individually;

      30.2.9 if a period of time is specified and dates from a given day or the day of an act or event, it is to be calculated exclusive of that day;

      30.2.10 "include" (in any form) when introducing a list of items does not limit the meaning of the words to which the list relates to those items or to items of a similar kind.

30.3 Headings are inserted for convenience and do not affect the interpretation of this contract.

30.4 If there is inconsistency between these additional clauses and those in the printed form of contract, these additional clauses prevail.

31.   GENERAL

      ANNEXURES

31.1 The vendor does not warrant the accuracy or completeness of any of the copy documents listed in schedule 1;

31.2 The purchaser acknowledges that if documents or copies of documents were attached to this contract other than by the vendor, the person attaching them did so as agent for the vendor.

      CAVEATS

31.3 If at completion there is a caveat affecting the title to the property, the purchaser may not require the vendor to have the caveat withdrawn but must accept a withdrawal of that caveat

                                                                               3
--------------------------------------------------------------------------------
       so far as it affects the property, if it is in registrable form and the vendor allows the registration fees to the purchaser.

31.4 If a caveat lodged by the purchaser or by any person claiming through the purchaser affects the title to the property at completion, then the purchaser may not require the vendor to have the caveat withdrawn or give a withdrawal of caveat and must complete this contract despite the caveat.

       TRANSFER

31.5 The purchaser acknowledges that all information needed for the form of transfer is disclosed in this contract.

       SERVICE

31.6 Despite clause 20.6, any document under or relating to this contract to be served on the vendor must be delivered to the vendor at its solicitor's address set out on page 1 of this contract.

       ENTIRE AGREEMENT

31.7 This contract constitutes the entire agreement of the parties. The purchaser represents and warrants that in entering into this contract it has not relied on any representation or warranty about its subject matter except those included in this contract.

       INDEMNITY

31.8 The purchaser indemnifies the vendor against any liability or loss arising from, and any costs, charges and expenses incurred in connection with, the purchaser's default under this contract or the purchaser's breach of warranty, including legal costs and expenses on a full indemnity basis or solicitor and own client basis, whichever is the higher. The purchaser's default or breach is not remedied until any amount payable by the purchaser to the vendor under this clause in connection with that default or breach is paid.

31.9 Each indemnity in this contract is a continuing obligation, separate and independent from the other obligations of the party indemnifying and survives completion or termination. It is not necessary for the other party to incur expense or make payment before enforcing a right of indemnity conferred by this contract.

       NO MERGER

31.10 The warranties and agreements in this contract do not merge on completion.

       DEFAULT INTEREST

31.11 If the purchaser need not otherwise pay interest under this contract on an amount payable to the vendor, then it must pay interest on that amount from when it becomes due for payment, during the period that it remains unpaid, on demand, calculated on daily balances at the Specified Rate.

32     AMENDMENTS TO STANDARD CONTRACT

32.1   Clauses 3, 7.1.1, 13, 15, 24 and 28 are deleted.

32.2 Clause 7.1 amended by inserting "and need not establish reasonable grounds for doing so" between "rescind" and "if".

                                                                               4
--------------------------------------------------------------------------------
32.3   Clause 7.2.2 is amended by replacing "clause 3.1" with "clause 34".

32.4 Clause 10.1 is amended by inserting "or delay completion" after "requisition".

32.5 Clause 10.1.8 and 10.1.9 are amended by replacing "substance" with "existence"; and

32.6 Clause 20.6.3 is amended by inserting "(this clause 20.6.3 also applies to any document in an action in connection with this contract including any writ of summons or other originating process)" before the semicolon at the end of clause 20.6.3.

33     AGENT

       The vendor warrants to the purchaser that it has not engaged any real estate agent in connection with the sale of the property to the purchaser other than the vendor's agent referred to in this contract. The purchaser warrants to the vendor that it has not been introduced to the sale directly or indirectly by any agent other than the vendor's agent.

34     INVESTMENT OF DEPOSIT

34.1   The purchaser authorises the vendor to direct the depositholder;

       34.1.1 to lodge the deposit as soon as possible after the date of this contract with a bank nominated by the vendor in an interest bearing account at call in the depositholder's name as stakeholder in trust for the vendor and the purchaser; and

       34.1.2 to withdraw the deposit and pay the interest earned in accordance with this clause 34.

34.2 If this contract is completed or is rescinded under a right to rescind given expressly by this contract and neither party is in default, then the vendor and the purchaser are entitled to the interest earned on the deposit in equal shares.

34.3 If the vendor terminates this contract because of the purchaser's default, then the vendor is entitled to all interest earned on the deposit.

34.4 If the purchaser terminates this contract because of the vendor's default or rescinds it (except in the circumstances set out in clause 34.2), then the purchaser is entitled to all interest earned on the deposit.

34.5 All bank charges, financial institutions duty, bank debit tax and similar taxes in connection with the investment of the deposit are to be deducted from the total interest on the deposit before the interest is paid under this clause.

34.6 The deposit is invested at the risk of the party who becomes entitled to it.

35     COMPLETION

35.1   The parties must complete this contract by the Completion Date.

35.2 If a party is entitled to serve a notice to complete, then 14 days from the day the notice is served is a reasonable period to allow for completion in that notice. A shorter period may be allowed if that period is reasonable.

36     INTEREST

36.1 Subject to clause 36.2, if this contract is not completed on or before the Completion Date, then on completion the purchaser must pay to the vendor interest on.

                                                                               5
--------------------------------------------------------------------------------
       36.1.1  the balance of the price; and

       36.1.2 any other amount payable by the purchaser to the vendor under this contract; and

       36.1.3  half of the deposit,

       from the Completion Date to and including the date of completion at the Specified Rate.

36.2 The purchaser need not pay interest under clause 36.1 for any period that the purchaser's failure to complete is caused solely by the vendor.

36.3 Payment of interest in accordance with this clause 36 is an essential term of this contract.

37     DISCLOSURE

37.1 A copy of a survey report of the property prepared by Degotardi, Smith & Partners dated 22 May 1996 is attached as annexure "F". The vendor does not warrant the accuracy or completeness of the survey report.

37.2   The vendor discloses that the vendor believes that:

       (a) the Building does not comply with the Building Code of Australia in certain respects, including (without limitation) the following:

               (i) the clearance of the southern and western walls of the Building do not accord with the current minimum clearance requirements for new buildings unless they are converted to four hour rated fire walls; and

               (ii) the Building does not contain internal fire sprinklers or internal fire rated walls and one or both of those fire measures would be required under the code for a new building having the dimensions of the Building; and

       (b) the local Council may issue an order under the Local Government Act to require the owner of the property to carry out all necessary works to ensure compliance (in whole or in part) with the Building Code of Australia.

37.3 The purchaser acknowledges that the vendor does not make any representation or warranty that the matters in clauses 37.2(a) and (b) are true and correct and the purchaser relies solely on its own enquires in relation to and has satisfied itself in relation to those matters.

37.4 The parties agree that clause 11 does not apply to a work order in respect of a matter disclosed in clause 37.2. The purchaser must comply with any work order made after the date of this contract in respect of any of the matters disclosed in clause 37.2. The vendor warrants that as at the date of this contract it is not aware of or not in receipt of any notices or work orders relating to any matters other than those referred to in clause 37.2.

37.5 The vendor discloses and clearly describes the following in accordance with schedule 2 to the Conveyancing (Sale of Land) Regulation 1995.

       37.5.1 enroachments onto adjoining land by buildings or structures on the land other than a dividing fence as defined in the Dividing Fences Act 1991 as set out in part 1 of schedule 2 to this contract or any of the annexures to this contract; and

       37.5.2 enroachments onto the land by buildings or structures on adjoining land other that a dividing fence as defined in the Dividing Fences Act 1991 as set out in part 2 of schedule 2 to this contract or any of the annexures to this contract; and

                                                                               6
--------------------------------------------------------------------------------
       37.5.3 non-compliances with the Local Government Act 1933 or regulations made under that Act by buildings or structures on the land as set out in part 3 of schedule 2 to this contract or any of the annexures to this contract.

37.6 The purchaser may not make a claim or requisition, delay completion, rescind or terminate because of anything disclosed or described under this clause 37 in schedule 2 or any annexure to this contract.

38     OBJECTIONS TO ENCROACHMENT OR NON-COMPLIANCE

38.1 The price was agreed between the vendor and the purchaser on the understanding that:

       38.1.1 there may be encroachments on the land by improvements on adjoining land, or encroachments on adjoining land by improvements on the land, or the improvements on the land may not comply with the Local Government Act other than as disclosed in clause 37; and

       38.1.2 the purchaser would not make a claim or requisition in connection with an encroachment or non-compliance

38.2 If the purchaser makes a claim or requisition in connection with an encroachment or non-compliance and the vendor satisfies that claim or complies with that requisition, then:

       38.2.1 if the purchaser completes this contract, the price will be increased by:

               38.2.1.1 the amount which it cost the vendor to satisfy that claim or comply with that requisition; and

               38.2.1.2 interest on that amount from and including the date on which the vendor pays that amount to but excluding the date on which all money to be paid by the purchaser to the vendor under this agreement is paid to the vendor, at the Specified Rate; and

       38.2.2 If the vendor terminates this contract, then the purchaser, on that termination, must pay to the vendor:

               38.2.2.1 the amount which it cost the vendor to satisfy that claim or comply with that requisition; and

               38.2.2.2 interest on that amount from and including the date on which the vendor pays that amount to but excluding the date on which the purchaser pays that amount to the vendor, at the Specified Rate.

39     CONTAMINATION AND ENVIRONMENT

39.1 The vendor discloses that it has obtained a stage 1 environmental investigation report which concluded that there are unlikely to be any contamination issues of concern in relation to the property. The vendor does not warrant the accuracy or completeness of the report.

39.2 The purchaser accepts the condition of the property as it is including the presence of any Contamination in, on, under or emanating from or migrating onto or through the property (including any soil, groundwater or surface water on or under the property) and acknowledges that the vendor makes no representation in respect of the Contamination of the property or any potential affectation of the property by any Contaminant.

                                                                               7
--------------------------------------------------------------------------------
39.3 The purchaser may not make a claim or requisition, delay completion, rescind or terminate in relation to the presence of any Contamination on, in or under the property and releases the vendor from any such claim whether or not such claim is known or foreseeable at the time of sale.

39.4

39.5   This clause will not merge on completion of this contract.

40     CONDITION AND USE

40.1 The purchaser represents and warrants to the vendor that, because of the purchaser's own inspection and enquiries, the purchaser;

       40.1.1 is satisfied as to the nature, quality, condition and state of repair of the property;

       40.1.2 accepts the property as it is and subject to all defects (latent or patent) and all dilapidation and infestation; and

       40.1.3 is satisfied about the purposes for which the property may be used and about all restrictions and prohibitions on its development.

40.2 The purchaser may not make a claim or requisition, delay completion, rescind or terminate because of anything in connection with;

       40.2.1  any of the matters referred to in clause 40.1;

       40.2.2 loss, damage, dilapidation, infestation, defect (latent or patent) or mechanical breakdown which may affect the property between the date of this contract and completion;

       40.2.3 the roof or surface water drainage from the property being connected to a sewerage service;

       40.2.4 there being or not being an easement or other right in respect of a service referred to in clause 10.1.2;

       40.2.5 the presence in or on the property of asbestos or other hazardous substances; or

       40.2.6  the condition or existence or non-existence of services;

41     EXCLUSIONS AND INCLUSIONS

41.1 The vendor does not make any representation or warranty about the state of repair or condition of the items included in the sale and the purchaser accepts them in their state of repair and condition at the date of this contract.

4.1.2 The purchaser agrees that the vendor is not liable for and releases the vendor from liability or loss arising from, and costs, charges and expenses incurred in connection with damage to, mechanical breakdown of, or fair wear and tear to the items included in the sale which occurs after the date of this contract and which is not caused by the vendor's negligence.

                                                                               8
--------------------------------------------------------------------------------
41.3 The vendor need not give formal delivery of the items included in the sale but must leave them at the property on completion.

41.4 Those items included in the sale which are "plant or articles" under the Income Tax Assessment Act 1936 are sold at their depreciated value for tax purposes (that is, their tax written down value) at completion and, of the price, a sum equal to that depreciated value is allocated as a separate consideration for those items receivable by the vendor on completion.

42        DEPRECIABLE BUILDINGS

          On completion the vendor must give the purchaser any notice required to be given by section 262A(4AJA) of the Income Tax Assessment Act 1936 containing sufficient information to enable the purchaser to calculate how division 43 of the Income Tax Assessment Act 1997 will apply to any construction expenditure the subject of the notice.

43        BUILDING CERTIFICATE

43.1 The vendor does not have a current building certificate under the Local Government Act for the improvements on the property.

43.2 The vendor need not do anything to obtain or assist the purchaser to obtain a building certificate. Despite clause 12, the vendor does not authorise the purchaser to have the property inspected to obtain a building certificate.

43.3 The purchaser may not make a claim or requisition, delay completion, rescind or terminate because the purchaser does not obtain a building certificate before completion.

44        SPECIAL CONDITIONS

44.1 If there are any encroachments by the land on any adjacent land owned by the vendor, the vendor will not require the purchaser to remove those encroachments, carry out any works or pay any sums by way of compensation to the vendor.

44.2 The obligations contained in clause 44.1 above will not merge on completion of this contract; and

44.3 Notwithstanding anything to the contrary herein contained the vendor will give its written consent to the purchaser to work and process a development application for use of the property by it and its fellow subsidiaries and will give it reasonable access to the property for that purpose before the completion date.

                                  SCHEDULE 1

--------------------------------------------------------------------------------

DOCUMENTS (a copy of each of the following documents is attached - some copies are required by legislation)

          DOCUMENT                                                   ANNEXURE

          Computer folio certificate                                   "A"

          DP 397548                                                    "B"

          Section 149 certificate                                      "C"

          Sewerage service diagram                                     "D"

          Sewer reference plan                                         "E"

          Survey                                                       "F"

          Enquiry certificates:                                        "G"

          -   energy Australia

          -   State Rail Authority

          -   Roads & Traffic Authority

          -   Sydney Water section 66

          -   Office of State Revenue (Land Tax) section 47

          -   Council section 603

          -   Council section 608

          -   Department of Energy

          -   AGL Gas Company (NSW) Limited

          -   Department of School Education

          -   Transgrid (Electricity Transmission Authority)

          -   Environment Protection Authority

          -   Heritage Council of New South Wales

                                  SCHEDULE 2

                          DISCLOSERS UNDER SCHEDULE 2
               OF THE CONVEYANCING SALE OF LAND REGULATION 1995
                                  (CLAUSE 38)

PART 1      ENCROACHMENTS BY THE PROPERTY


            Nil


PART 2      ENCROACHMENTS ON THE PROPERTY


            Eaves and gutters of a structure to the north of the Building overhang 0.43m.


            See survey attached as annexure "F"


PART 3 NON-COMPLIANCE BY ANY BUILDING OR STRUCTURE WITH THE LOCAL GOVERNMENT ACT 1993


            The matters disclosed in clause 37.2, but only if a work order is issued by the local Council.

ATTACHMENT "A" - COMPUTER FOLIO CERTIFICATE
-------------------------------------------------------------------------

[LOGO APPEARS HERE]                 TITLE SEARCH                                  LAND TITLES OFFICE
                                                                                    NEW SOUTH WALES
                    Computer Folio Certificate issued under
                                                                 ----------------------------------------------------
                   Section 96D of the Real Property Act 1900                   COMPUTER FOLIO REFERENCE
No.  B76                                                          Y / 397548

                                                                 ----------------------------------------------------
Search certified to:                                              EDITION No. & DATE OF CURRENT CERTIFICATE OF TITLE
                                                                          1             26 Oct 1993
Date 13 Mar 1998           Time 8.00AM
                                                                 ----------------------------------------------------

LAND
----
LOT Y IN DEPOSITED PLAN 397548
     LOCAL GOVERNMENT AREA: AUBURN
     PARISH OF LIBERTY PLAINS  COUNTY OF CUMBERLAND
     TITLE DIAGRAM: DP397548

FIRST SCHEDULE
--------------
COATES BROTHERS AUSTRALIA PTY LIMITED                                (T V928003)

SECOND SCHEDULE  (2 NOTIFICATIONS)
---------------
1.   RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2.   I746140   LEASE TO BLAKISTONS LIMITED BEING WAREHOUSE PREMISES SHOWN
               HATCHED BLACK IN PLAN ANNEXED TO I746140 KNOWN AS REAR NO. 321
               CHISHOLM ROAD AUBURN EXPIRES 28/2/1995 OPTION OF RENEWAL 2 YEARS
*         0227661 VARIATION OF LEASE EXPIRY DATE NOW 28-2-1997

NOTATIONS
---------
UNREGISTERED DEALINGS: NIL

                              -- END OF SEARCH --

CFSPINI                                         PRINTED ON 13 MAR 1998    B76

The Register General certifies that at the date and time specified above the person(s) described in the first Schedule was the registered proprietor of an estate in fee simple (or other such estate or interest set out in the Schedule in the land described. Subject to any exceptions, encumbrances, interests and entries which appear in the Second Schedule.

*ANY ENTRIES PRECEDED BY AN ASTERISK DO NOT APPEAR
ON THE CURRENT EDITION OF THE CERTIFICATE OF TITLE
WARNING: THE INFORMATION APPEARING UNDER NOTATIONS               [SEAL]
HAS NOT BEEN FORMALLY RECORDED IN THE REGISTER.            REGISTRAR GENERAL

ATTACHMENT "D" - SEWERAGE SERVICE DIAGRAM
---------------------------------------------------------------------

                  [DIAGRAM OF SANITARY DRAINAGE APPEARS HERE]

ATTACHMENT "E" - SEWER REFERENCE PLAN
--------------------------------------------------------------------------

                            [SCHEMATIC SHOWN HERE]

ATTACHMENT "F" - SURVEY
---------------------------------------------------------------------

             [LETTERHEAD DEGOTARDI, SMITH & PARTNERS APPEARS HERE]

[LOGO APPEARS HERE]


Coates Brothers Australia Pty Ltd
P O Box 99
AUBURN NSW 2144

Attention: Mr Van Oeveren
---------

Dear Sir,

PROPERTY: NO. 321 CHISHOLM ROAD, AUBURN
---------------------------------------

As instructed by you we have surveyed Lot Y as shown on a plan deposited at the Land Titles Office, Sydney and numbered D.P. 397548, being the whole of the land contained in Torrens Title Folio Identifier Y/397548 and having a frontage of 59.01m to Chisholm Road, Auburn in the Local Government Area of Auburn, Parish of Liberty Plains, County of Cumberland and report as follows.

We find erected thereon a brick office and fibre cement factory building with a fibre cement and metal roof, together with a metal store and showroom and known as No. 321 Chisholm Road, Auburn.

Distances of walls from the boundaries are shown by red figures on the sketch.

The boundaries are fenced and marks have been placed to define the southern boundary as shown on the sketch.

The eave and guttering attached to a brick building on the adjacent property stands over the northern boundary of the subject land as shown.

Title dimensions are indicated on the sketch and other than as shown or stated and fencing irregularities we find no visible encroachments by or upon the property. This survey is based on a title search dated 8 February 1996.

Yours faithfully,
DEGOTARDI, SMITH & PARTNERS
MEMBERS INSTITUTION SURVEYORS AUST.



/s/ SIGNATURE ILLEGIBLE
SURVEYOR REGISTERED UNDER SURVEYORS ACT, 1929
---------------------------------------------

ATTACHMENT "B" - DP397548
------------------------------------------------------------------

                            [SCHEMATIC SHOWN HERE]

ATTACHMENT "C" - SECTION 149 CERTIFICATE
--------------------------------------------------------------------------------

                  [LETTERHEAD OF AUBURN COUNCIL APPEARS HERE]

          CERTIFICATE UNDER SECTION 149 ENVIRONMENTAL                                  Cert. No.:     1499/98
               PLANNING AND ASSESSMENT ACT 1979.                                        Page No.:           1
In reply quote:                                                                      Receipt No.:       81631
                                                                                            Date: 25 Mar 1998
Contact name:
     Ref.: 4759
                                                                                       Appln No.:     2499/98
     Ppty: 710.2570

                                                                      Owner (as recorded by Council):
     J F GALE & LENEHAN                                               COATES BROTHERS AUST PTY LTD
     PO BOX A2174                                                     PO BOX 99
     SYDNEY SOUTH NSW 2000                                            AUBURN NSW 2144

      Property Desc: 321 CHISHOLM ROAD, AUBURN 2144
                     DP 397548 Lot Y

     SECTION A: INFORMATION PROVIDED PURSUANT TO SECTION 149(2) OF THE ACT.
     ---------------------------------------------------------------------------
     PLANNING INSTRUMENTS WHICH APPLY    AUBURN PLANNING SCHEME ORDINANCE
                                         GAZETTED 18/9/70
     EFFECTS UNDER THE INSTRUMENTS       GENERAL INDUSTRIAL 4(a)
                                         LOCAL ENVIRONMENTAL PLAN NO.S4 GAZETTED
                                         2/7/92 - Preservation of Trees
                                         LOCAL ENVIRONMENTAL PLAN NO.S7 GAZETTED
                                         4/6/93 Remediation of Land
                                         LOCAL ENVIRONMENTAL PLAN NO.61 GAZETTED
                                         19/5/95 - BANKS
     ---------------------------------------------------------------------------
     1.   STATE ENVIRONMENTAL PLANNING POLICY NO. 1
          Provides flexibility in the application of planning controls operating by virtue of development standards where strict compliance with those standards would in any particular case by unreasonable or unnecessary.
     2.   STATE ENVIRONMENTAL PLANNING POLICY NO. 4
          This Policy known as "Development Without Consent" applies to the land to the extent that development consent is not required for certain permissible development.
     3.   STATE ENVIRONMENTAL PLANNING POLICY NO. 6
          To remove any confusion arising from the interpretation of provisions in environmental planning instruments which control the height of buildings by reference to the number of storeys, floors or levels.
     4.   STATE ENVIRONMENTAL PLANNING POLICY NO. 11.
          Traffic Generating Developments - Provides that applications for development listed in Schedule 1 and 2 of the Policy shall be referred to the Traffic Authority for its views prior to determination.
     5.   STATE ENVIRONMENTAL PLANNING POLICY NO. 32.
          Urban Consolidation (Redevelopment of Urban Land). The Policy allows the Minister for Urban Affairs and Planning to make a Regional Environmental Plan to permit multi-unit housing on sites he determines to have regional significance
     6.   STATE ENVIRONMENTAL PLANNING POLICY NO.33.
          Hazardous and Offensive Development. The Policy introduces new definitions and
                                                                Continued ......

CERTIFICATE UNDER SECTION 149 ENVIRONMENTAL                   Cert- No.: 1499/98
     PLANNING AND ASSESSMENT ACT 1979.                        Page  No.:       2

--------------------------------------------------------------------------------
     requires consideration of specified matters for development proposals which are "potentially hazardous" or "potentially offensive".

7.   STATE ENVIRONMENTAL PLANNING POLICY NO. 34.
     Major Employment Generating Development. The Policy alters consent requirements for major industrial developments.

8. Development of the land IS NOT the subject of a direction under Section 101(1) of the Environmental Planning & Assessment Act.

9. Development Consent IS NOT required for the demolition of any buildings, however Approval under the Local Government Act 1993 is required.

10. The subject land is not within a proclaimed mine subsidence district as defined by Section 15 of the Mine Subsidence Act 1961.

11.  The subject land IS NOT affected by any road widening or road re-alignment.

12. Council has resolved to adopt an interim policy to restrict development to the effect that all buildings be erected with floor levels at least 500mm above the 1% AEP flood. (Annual Exceedance Probility Flood which roughly equates to a 1 in 100 year flood).
     This is not a statement as to whether or not the property is affected by flooding.

13. Council has not adopted any policy to restrict development of the land by reason of the likelihood of land slip, bushfire, tidal inundation or subsidence.

14. The subject land IS NOT affected by the operation of Section 38 or 39 of the Coastal Protection Act, 1979.

15. A draft Local Environmental Plan to regulate the establishment of Brothels applying to the subject land had been exhibited.

SECTION B: ADDITIONAL INFORMATION PROVIDED UNDER SECTION 149(5) OF THE ACT.
--------------------------------------------------------------------------------
1. Council resolved on 04/6/97 to prepare a Draft Local Environmental Plan to replace the Auburn Planning Scheme and relevant Planning instruments.

2. Council resolved on 2/4/97 to prepare a Draft Local Environmental Plan to regulate the establishment of Brothels within zones 3(a), 4(a), 4(b) and 3(d).

3. No information is provided in this Certificate as to any contamination of the land. For further information please contact Council or the Environment Protection Authority.

4. The subject land is affected by a Tree Preservation Order which was Gazetted on October 23, 1992.

5. Should there be a specific requirement for information about a Development Consent if any issued during the previous 5 years, this will be researched and provided as an addition to this certificate.
     A request in writing is required.

For further information, please contact.                 per: David Ryan
ENVIRONMENTAL & TECH. SERVICES                           Director, Environmental
                                                         & Technical Services

              [LETTERHEAD OF MUNICIPALITY OF AUBURN APPEARS HERE]

                                    [LOGO]

                          INDUSTRIAL LAND USE TABLES

------------------------------------------------------------------------------------------------------------------------------------
COLUMN I                 COLUMN II                COLUMN III                    COLUMN IV                     COLUMN V
------------------------------------------------------------------------------------------------------------------------------------
                                            Purposes for which
                    Purposes for which      buildings or works
                    buildings or works      may be erected or
                    may be erected or       carried out or used       Purposes for which buildings      Purposes for which buildings
Zone and colour     carried out or used     subject to such           or works may be erected or        or works may not be erected
or indication on    without the consent     conditions as may be      carried out or used only with     or carried out or used
scheme map          of the responsible      imposed by the            the consent of the
                    authority.              responsible authority     responsible authority
------------------------------------------------------------------------------------------------------------------------------------
(a)  Industry:           .........          Industries referred to    Any purpose other than those      Boarding-houses; caravan
     (a) General                            in Schedule 6: utility    permitted by Column III or        parks; commercial premises;
         Industrial.                        installations other       prohibited by Column V.           dwelling-houses other than
         Purple,                            than gas holders of                                         those used in conjunction
                                            generating works.                                           with industry and situated
                                                                                                        on the land on which such
                                                                                                        industry is conducted;
                                                                                                        educational establishments;
                                                                                                        extractive industries;
                                                                                                        Hospitals; institutions;
                                                                                                        mines; motels; ????????^^
                                                                                                        offensive or hazardous
                                                                                                        industries places of
                                                                                                        assembly; residential; flat
                                                                                                        buildings; roadside stalls
                                                                                                        stock and ???? yards; shops
                                                                                                        other than those referred
                                                                                                        to in Schedule 3.
------------------------------------------------------------------------------------------------------------------------------------
(b)  Light               .........              .........             Any purpose other than things     Boarding-houses; caravan
     Industrial.                                                      prohibited by Column V.           parks; commercial premises;
     Purple with                                                                                        dwelling-houses and
     dark red                                                                                           residential flat buildings
     edging and                                                                                         other than those used in
     lettered 4 (b).                                                                                    conjunction with industry
                                                                                                        and situated on land on
                                                                                                        which such industry is
                                                                                                        conducted; educational
                                                                                                        establishments; extractive
                                                                                                        Industries; hospitals;
                                                                                                        hotels; institutions;
                                                                                                        industries referred to is
                                                                                                        Schedule 5; junk yards;
                                                                                                        liquid fuel depots; mines;
                                                                                                        motels; roadside stalls
                                                                                                        shops other than those
                                                                                                        referred to in Schedule 3;
                                                                                                        stock and ??????? yards.
------------------------------------------------------------------------------------------------------------------------------------
(c)  Local               .........              .........             Purposes referred to in           Any purpose other than those
     Industrial.                                                      Schedule 4; drainage; roads;      permitted by Column IV.
     Purple with                                                      utility installations other
     dark red                                                         than gas holders or generating
     edging and                                                       works.
     lettered 4 (c).
------------------------------------------------------------------------------------------------------------------------------------
(d)  Extractive          .........              .........             Extractive industry; any          Any purpose other than those
     Industrial.                                                      industry directly associated      permitted by Column IV.
     Purple with                                                      with or dependent upon
     dark red                                                         constructive industry; roads;
     edging and                                                       utility installations.
     lettered 4 (d).
------------------------------------------------------------------------------------------------------------------------------------

     NOTE: These Tables must be read in conjunction with the body of the scheme ordinance as other matters contained therein may affect the land so as to restrict or prohibit development of the land which development may otherwise be permissible pursuant to the provisions of the above table.

                                  SCHEDULE 3.

Beauty salon.
Chemist's shop.
Confectionery shop and milk bar.
Hairdressing saloon.
Newsagency.
Refreshment room.
Smallgoods and sandwich shop.
Tobacconist's shop.

                                  SCHEDULE 4.

Boot and shoe repairs.
Bus depot.
Bread, cake and pastry manufacture.
Builder's yard.
Car repair station.
Carrier's establishment.
Cycle and motor cycle repairs.
Dental mechanic's workshop.
Dressmaking.
Drycleaning and dyeing processing establishment.
Electrician's workshop.
Electrical home appliance repair.
Instrument repair workshop.
Laundry.
Locksmith.
Motor showroom.
Office machine and equipment repair.
Painter's workshop.
Photographic and film developing.
Plumber's workshop.
Printer (jobbing).
Radio and television mechanic's workshop.
Service station.
Signwriter's workshop.
Tailoring.
Tool sharpening and grinding workshop.
Undertaker's establishment.
Upholstering.
Veterinary surgeon's establishment.
Any home Industry not specified above.

                                  SCHEDULE 5.

Abattoirs.
Agricultural machinery manufacture.
Asbestos cement products manufacture.
Boiler works.
Brick, tile and pipe manufacture.
Cement manufacture.
Electric machinery manufacture.
Engineering (heavy).
Extractive industry.
Fireclay products manufacture.
Glass products manufacture.
Grain milling.
Hardboard manufacture.
Machinery manufacture (heavy).
Metal founding.
Motor body building.
Motor vehicle manufacture and assembly.
Offensive or hazardous industry.
Ready-mix cement manufacture.
Sawmilling.
Steel products manufacture (heavy).
Stone cutting and crushing.
Wire manufacture.


                                  SCHEDULE 6.

Abrasives manufacture.
Brooms and brushes manufacture.
Boots, shoes and accessories manufacture.
Clothing, knitted goods and hats manufacture.
Drawing and writing materials manufacture.
Drugs, patent medicines, cosmetics and other toilet preparations (excluding soap) manufacture.
Food, drink and tobacco manufacture (other than meat and fish processing, grain milling, sugar milling and refining).
Furniture and fittings, bedding and furnishing drapery manufacture. Haberdashery articles manufacture.
Jewellery manufacture, watchmaking, electro-plating and minding.
Job and general printing, bookbinding.
Linoleum and leather cloth manufacture.
Manufacture of bicycles, parts and accessories.
Manufacture of goods of leather and leather substitutes.
Manufacture of parts and accessories for motor vehicles, caravans and trailers. Manufacture and repair of machinery and machinery parts other than agricultural and earthmoving machines (including tractors), stationary machines and power transmitting equipment.
Manufacture and repair of radio and electronic apparatus, electrical machinery and cables.
Manufacture of textile products other than bags and sacks.
Manufacture of cutlery and small tools (not machine), stoves, heaters, metal furniture and builders' hardware.
Musical, surgical and scientific instruments and apparatus manufacture.
Paper products (other than paper board) manufacture.
Plastic products manufacture.
Toys, games and sporting requislies manufacture.

                     [CHISHOLM ROAD SCHEMATIC SHOWN HERE]

ATTACHMENT "G" - ENQUIRY CERTIFICATES
------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
     PROPERTY INFORMATION INQUIRY FROM
     J. F. GALE AND LENEHAN
     PO BOX A 2174 DX 315 SYDNEY
     SYDNEY SOUTH 2000

     PH. (02) 9264 2828  FAX: (02) 9267 2475
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            ------
     SECTION 1      DETAILS OF APPLICANT                                                               Job   4826
                                                                                                            ------
                                                                                                            --------
TO   ENERGY AUSTRALIA                                                                       Applicant Ref:   msj:cb
                                                                                                            --------

     DX 9863
     ALEXANDRIA          NSW
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 2      PROPERTY LOCATION   (Complete ALL Lines)
     Local Council Name                          Parish                               County
     -------------------------------------------------------------------------------------------------------------------------
1                AUBURN                                         LIBERTY PLAINS                         CUMBERLAND
     -------------------------------------------------------------------------------------------------------------------------
     Locality                                              House No                 Street Name
     -------------------------------------------------------------------------------------------------------------------------
2                AUBURN                                              321                            CHISHOLM ROAD
     -------------------------------------------------------------------------------------------------------------------------
     Nearest Cross Street                        Side of Street          Street Directory Name        Map No. Grid Reference
     -------------------------------------------------------------------------------------------------------------------------
3
     -------------------------------------------------------------------------------------------------------------------------
     Frontage         Depth                      Area                    Nature of Property
     -------------------------------------------------------------------------------------------------------------------------
4                                                                                               COMMERCIAL
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEGAL DESCRIPTIONS  (Complete the APPROPRIATE Lines in full to enable identification of the property)
     Lot No          Deposited Plan No                                   Section No           Previous Portion No
     -------------------------------------------------------------------------------------------------------------------------
5              Y              397548
     -------------------------------------------------------------------------------------------------------------------------
     Portion No                                                                               Section No
     -------------------------------------------------------------------------------------------------------------------------
6
     -------------------------------------------------------------------------------------------------------------------------
     Allotment No:   Section No.                                         Town/Village/Estate Name
     -------------------------------------------------------------------------------------------------------------------------
7
     -------------------------------------------------------------------------------------------------------------------------
     Lot No.        Strata Plan No                                       Common Property Lot No       Common Property DP No
     -------------------------------------------------------------------------------------------------------------------------
8
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER REFERENCES    (Complete BOTH Lines)
     Folio identifier or Vol/Fol         OR  Old System Deed No                        OR  Other eg Crown Tenure No
     -------------------------------------   -------------------------------------------   -----------------------------------
9           Y/397648                         Book                          No
     -------------------------------------   -------------------------------------------   -----------------------------------
     Council or Valuer General No            Water Board Ref No                            Other eg Rural Lands Protection No
     -------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

NEW SUBDIVISIONS    (Supply details of land before subdivision ONLY where the lot is part of recent subdivision)
     Subdividers Name                        Street Name before subdivision                Town Clk/Council Assess/Val Gen No
     -------------------------------------------------------------------------------------------------------------------------
11
     -------------------------------------------------------------------------------------------------------------------------
     Lot No            Portion No            DP No                         Section No      Area or Dimensions:
     -------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED PROPRIETOR/VENDOR/PURCHASER DETAILS
     Registered Proprietor's Name and Address                                                       Occupiers Name
     -------------------------------------------------------------------------------------------------------------------------
13        COATES BROTHERS AUSTRALIA PTY LIMITED, 323 Chisholm Rd, Auburn
     -------------------------------------------------------------------------------------------------------------------------
     Vendors Name and Address (if same as Proprietor, Insert "as above")                            Purchase Price
     -------------------------------------------------------------------------------------------------------------------------
14                                      As Above
     -------------------------------------------------------------------------------------------------------------------------
     Purchasers Name and Address                                                                    Inquiry Purpose
     -------------------------------------------------------------------------------------------------------------------------
15                                                                                                            Vendor
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Acting For                    Date      Applicants
     --------------------------------------
               Vendor              16/03/98  Signature
------------------------------------------------------------------------------------------------------------------------------------

                              A SEARCH OF OUR RECORDS INDICATES THAT AT THIS DATE ENERGY AUSTRALIA. HAS NO APPROVED PROPOSAL
                              TO ACQUIRE ANY RIGHT OR INTEREST IN THE PROPERTY THIS INFORMATION DOES NOT APPLY TO ANY AFFECTATION REGISTERED ON TITLE OR DISCOVERABLE BY PHYSICAL INSPECTION OF THE PROPERTY


[STAMP APPEARS HERE]                          FOR MANAGER - PROPERTY & INSURANCE

                            [SCHEMATIC SHOWN HERE]

------------------------------------------------------------------------------------------------------------------------------------
     PROPERTY INFORMATION INQUIRY FROM
     J. F. GALE AND LENEHAN
     PO BOX A 2174 DX 315 SYDNEY
     SYDNEY SOUTH 2000

     PH. (02) 9264 2828  FAX: (02) 9267 2475
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            ------
     SECTION 1      DETAILS OF APPLICANT                                                               Job   4826
                                                                                                            ------
                                                                                                            --------
TO  STATE RAIL AUTHORITY OF NSW                                                             Applicant Ref:   msj:cb
                                                                                                            --------

     DX 390 SYDNEY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 2              PROPERTY LOCATION              (Complete ALL Lines)
     Local Council Name                          Parish                               County
     -------------------------------------------------------------------------------------------------------------------------
1                AUBURN                                         LIBERTY PLAINS                         CUMBERLAND
     -------------------------------------------------------------------------------------------------------------------------
     Locality                                              House No                 Street Name
     -------------------------------------------------------------------------------------------------------------------------
2                AUBURN                                              321                            CHISHOLM ROAD
     -------------------------------------------------------------------------------------------------------------------------
     Nearest Cross Street                        Side of Street          Street Directory Name        Map No. Grid Reference
     -------------------------------------------------------------------------------------------------------------------------
3
     -------------------------------------------------------------------------------------------------------------------------
     Frontage         Depth                      Area                    Nature of Property
     -------------------------------------------------------------------------------------------------------------------------
4                                                                                               COMMERCIAL
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEGAL DESCRIPTIONS  (Complete the APPROPRIATE Lines in full to enable identification of the property)
     Lot No          Deposited Plan No                                   Section No           Previous Portion No
     -------------------------------------------------------------------------------------------------------------------------
5              Y              397548
     -------------------------------------------------------------------------------------------------------------------------
     Portion No                                                                               Section No
     -------------------------------------------------------------------------------------------------------------------------
6
     -------------------------------------------------------------------------------------------------------------------------
     Allotment No:   Section No.                                         Town/Village/Estate Name
     -------------------------------------------------------------------------------------------------------------------------
7
     -------------------------------------------------------------------------------------------------------------------------
     Lot No.        Strata Plan No                                       Common Property Lot No       Common Property DP No
     -------------------------------------------------------------------------------------------------------------------------
8
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER REFERENCES    (Complete BOTH Lines)
     Folio identifier or Vol/Fol         OR  Old System Deed No                         OR  Other eg Crown Tenure No
     -------------------------------------   -------------------------------------------   -----------------------------------
9           Y/397648                         Book                          No
     -------------------------------------   -------------------------------------------   -----------------------------------
     Council or Valuer General No            Water Board Ref No                            Other eg Rural Lands Protection No
     -------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
NEW SUBDIVISIONS    (Supply details of land before subdivision ONLY where the lot is part of recent subdivision)
     Subdividers Name                        Street Name before subdivision                Town Clk/Council Assess/Val Gen No
     -------------------------------------------------------------------------------------------------------------------------
11
     -------------------------------------------------------------------------------------------------------------------------
     Lot No            Portion No            DP No                         Section No      Area or Dimensions:
     -------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED PROPRIETOR/VENDOR/PURCHASER DETAILS
     Registered Proprietor's Name and Address                                                       Occupiers Name
     -------------------------------------------------------------------------------------------------------------------------
13        COATES BROTHERS AUSTRALIA PTY LIMITED, 323 Chisholm Rd, Auburn
     -------------------------------------------------------------------------------------------------------------------------
     Vendors Name and Address (if same as Proprietor, Insert "as above")                            Purchase Price
     -------------------------------------------------------------------------------------------------------------------------
14                                      As Above
     -------------------------------------------------------------------------------------------------------------------------
     Purchasers Name and Address                                                                    Inquiry Purpose
     -------------------------------------------------------------------------------------------------------------------------
15                                                                                                            Vendor
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Acting For                    Date        Applicants
     ---------------------------------------
               Vendor               16/03/98   Signature
--------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                             [STAMP APPEARS HERE]

                            [SCHEMATIC SHOWN HERE]

------------------------------------------------------------------------------------------------------------------------------------
     PROPERTY INFORMATION INQUIRY FORM
     J. F. GALE AND LENEHAN
     PO BOX A 2174 DX 315 SYDNEY
     SYDNEY SOUTH 2000

     PH. (02) 9264 2828  FAX: (02) 9267 2475
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            ------
     SECTION 1      DETAILS OF APPLICANT                                                               Job   4826
                                                                                                            ------
                                                                                                            --------
TO   ROADS & TRAFFIC AUTHORITY OF NSW                                                       Applicant Ref:   msj:cb
                                                                                                            --------
     DX 8120 BLACKTOWN
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 2      PROPERTY LOCATION   (Complete ALL Lines)
     Local Council Name                          Parish                               County
     -------------------------------------------------------------------------------------------------------------------------
1                AUBURN                                         LIBERTY PLAINS                         CUMBERLAND
     -------------------------------------------------------------------------------------------------------------------------
     Locality                                              House No                 Street Name
     -------------------------------------------------------------------------------------------------------------------------
2                AUBURN                                              321                            CHISHOLM ROAD
     -------------------------------------------------------------------------------------------------------------------------
     Nearest Cross Street                        Side of Street          Street Directory Name        Map No. Grid Reference
     -------------------------------------------------------------------------------------------------------------------------
3
     -------------------------------------------------------------------------------------------------------------------------
     Frontage         Depth                      Area                    Nature of Property
     -------------------------------------------------------------------------------------------------------------------------
4                                                                                               COMMERCIAL
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEGAL DESCRIPTIONS  (Complete the APPROPRIATE Lines in full to enable identification of the property)
     Lot No          Deposited Plan No                                   Section No           Previous Portion No
     -------------------------------------------------------------------------------------------------------------------------
5              Y              397548
     -------------------------------------------------------------------------------------------------------------------------
     Portion No                                                                               Section No
     -------------------------------------------------------------------------------------------------------------------------
6
     -------------------------------------------------------------------------------------------------------------------------
     Allotment No:   Section No.                                         Town/Village/Estate Name
     -------------------------------------------------------------------------------------------------------------------------
7
     -------------------------------------------------------------------------------------------------------------------------
     Lot No.        Strata Plan No                                       Common Property Lot No       Common Property DP No
     -------------------------------------------------------------------------------------------------------------------------
8
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER REFERENCES    (Complete BOTH Lines)
     Folio identifier or Vol/Fol         OR  Old System Deed No                        OR  Other eg Crown Tenure No
     -------------------------------------   -------------------------------------------   -----------------------------------
9           Y/397548                        Book                          No
     -------------------------------------   -------------------------------------------   -----------------------------------
     Council or Valuer General No            Water Board Ref No                            Other eg Rural Lands Protection No
     -------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------

NEW SUBDIVISIONS    (Supply details of land before subdivision ONLY where the lot is part of recent subdivision)
     Subdividers Name                        Street Name before subdivision                Town Clk/Council Assess/Val Gen No
     -------------------------------------------------------------------------------------------------------------------------
11
     -------------------------------------------------------------------------------------------------------------------------
     Lot No            Portion No            DP No                         Section No      Area or Dimensions:
     -------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED PROPRIETOR/VENDOR/PURCHASER DETAILS
     Registered Proprietor's Name and Address                                                       Occupiers Name
     -------------------------------------------------------------------------------------------------------------------------
13        COATES BROTHERS AUSTRALIA PTY LIMITED, 323 Chisholm Rd, Auburn
     -------------------------------------------------------------------------------------------------------------------------
     Vendors Name and Address (if same as Proprietor, insert "as above")                            Purchase Price
     -------------------------------------------------------------------------------------------------------------------------
14                                      As Above
     -------------------------------------------------------------------------------------------------------------------------
     Purchasers Name and Address                                                                    Inquiry Purpose
     -------------------------------------------------------------------------------------------------------------------------
15                                                                                                            Vendor
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Acting For                    Date        Applicants
     ---------------------------------------
               Vendor               16/03/98   Signature
     ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                             [STAMP APPEARS HERE]

                   [LETTERHEAD OF SYDNEY WATER APPEARS HERE]

                                                                23/03/98  1 OF 1

SYDNEY WATER CERTIFIES IN PURSUANCE OF SECTION 66 OF ITS ACT THAT CHARGES AS SET OUT BELOW ARE PAYABLE WITH RESPECT TO THIS PROPERTY.

          J.F. GALE AND LENEHAN                                       CUSTOMER N
          DX   315                                                       2032639
          SYDNEY

                                                                         MP / JK

     APPLICATION NO          3692580.001

     PROPERTY LOCATION       321 CHISHOLM RD, AUBURN 2144

     PROPERTY DESCRIPTION    LOT Y DP 397548 59X205.74

********************************************************************************

AMOUNTS FOR 01/01/98 TO 31/03/98         TOTAL DEBIT     LESS CREDIT     BALANCE

CHARGES                                    1470.55         1470.55          0.00
-WATER
-SEWERAGE
WATER USAGE TO 20/03/98                      81.60           63.20         18.40

 INTEREST WILL BE CHARGED ON OVERDUE ACCOUNTS

                   ** TOTALS **            1552.15         1533.75         18.40

THE FOLLOWING NET AMOUNTS WILL BE PAYABLE NEXT QUARTER :-

CHARGES                                    1470.55            0.00       1470.55
-WATER
-SEWERAGE

********************************************************************************

LAST METER READING DETAILS
 DATE OF READING             20/03/98    DATE OF PREVIOUS READING      05/01/98
 READING                          1480KL PREVIOUS READING                  1457K
 CONSUMPTION                        23KL
 AVERAGE DAILY USAGE             0.310KL

 WATER IS NOW CHARGED AT 80 CENTS A KILOLITRE

********************************************************************************

********************************************************************************

 A VERBAL UPDATE CAN BE OBTAINED BY PHONING 13 20 93 BETWEEN 8.00 AM AND 8.00 PM MONDAY TO FRIDAY. SYDNEY WATER ACCEPTS NO RESPONSIBILITY FOR ANY INACCURACY.

------------------------------------------------------------------------------------------------------------------------------------
     PROPERTY INFORMATION INQUIRY FROM
     J. F. GALE AND LENEHAN
     PO BOX A 2174 DX 315 SYDNEY                                                     [STAMP APPEARS HERE]
     SYDNEY SOUTH 2000

     PH. (02) 5264 2828  FAX: (02) 9267 2475
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 1      DETAILS OF APPLICANT
                                                            ------
                                                       Job   4826
                                                            ------
                                                            --------
TO   OFFICE OF STATE REVENUE                Applicant Ref:   msj:cb
                                                            --------
     (LAND TAX)
     DX 28308 PARRAMATTA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 2      PROPERTY LOCATION   (Complete ALL Lines)
     Local Council Name                          Parish                               County
     -------------------------------------------------------------------------------------------------------------------------
1                AUBURN                                         LIBERTY PLAINS                         CUMBERLAND
     -------------------------------------------------------------------------------------------------------------------------
     Locality                                              House No                 Street Name
     -------------------------------------------------------------------------------------------------------------------------
2                AUBURN                                              321                            CHISHOLM ROAD
     -------------------------------------------------------------------------------------------------------------------------
     Nearest Cross Street                        Side of Street          Street Directory Name        Map No. Grid Reference
     -------------------------------------------------------------------------------------------------------------------------
3
     -------------------------------------------------------------------------------------------------------------------------
     Frontage         Depth                      Area                    Nature of Property
     -------------------------------------------------------------------------------------------------------------------------
4                                                                                               COMMERCIAL
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEGAL DESCRIPTIONS  (Complete the APPROPRIATE Lines in full to enable identification of the property)
     Lot No          Deposited Plan No                                   Section No           Previous Portion No
     -------------------------------------------------------------------------------------------------------------------------
5              Y              297548
     -------------------------------------------------------------------------------------------------------------------------
     Portion No                                                                               Section No
     -------------------------------------------------------------------------------------------------------------------------
6
     -------------------------------------------------------------------------------------------------------------------------
     Allotment No:   Section No.                                         Town/Village/Estate Name
     -------------------------------------------------------------------------------------------------------------------------
7
     -------------------------------------------------------------------------------------------------------------------------
     Lot No.        Strata Plan No                                       Common Property Lot No       Common Property DP No
     -------------------------------------------------------------------------------------------------------------------------
8
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER REFERENCES    (Complete BOTH Lines)
     Folio identifier or Vol/Fol         OR  Old System Deed No                        OR  Other eg Crown Tenure No
     -------------------------------------   -------------------------------------------   -----------------------------------
9           Y/397648                         Book                          No
     -------------------------------------   -------------------------------------------   -----------------------------------
     Council or Valuer General No            Water Board Ref No                            Other eg Rural Lands Protection No
     -------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

NEW SUBDIVISIONS    (Supply details of land before subdivision ONLY where the lot is part of recent subdivision)
     Subdividers Name                        Street Name before subdivision                Town Clk/Council Assess/Val Gen No
     -------------------------------------------------------------------------------------------------------------------------
11
     -------------------------------------------------------------------------------------------------------------------------
     Lot No            Portion No            DP No                         Section No      Area or Dimensions:
     -------------------------------------------------------------------------------------------------------------------------
12
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED PROPRIETOR/VENDOR/PURCHASER DETAILS
     Registered Proprietor's Name and Address                                                       Occupiers Name
     -------------------------------------------------------------------------------------------------------------------------
13        COATES BROTHERS AUSTRALIA PTY LIMITED, 323 Chisholm Rd, Auburn
     -------------------------------------------------------------------------------------------------------------------------
     Vendors Name and Address (if same as Proprietor, Insert "as above")                            Purchase Price
     -------------------------------------------------------------------------------------------------------------------------
14                                      As Above
     -------------------------------------------------------------------------------------------------------------------------
     Purchasers Name and Address                                                                    Inquiry Purpose
     -------------------------------------------------------------------------------------------------------------------------
15                                                                                                            Vendor
     -------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Acting For                    Date      Applicants
     ---------------------------------------
               Vendor               16/03/98 Signature
     ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                            [STAMP APPEARS HERE]

                            [SCHEMATIC SHOWN HERE]

                  [LETTERHEAD OF AUBURN COUNCIL APPEARS HERE]

In reply quote:

Contact Name:

               CERTIFICATE UNDER SECTION 603          Cert. No.:      1129/98
                LOCAL GOVERNMENT ACT 1993              Page No.:            1
                                                    Receipt No.:        81631
                                                     Issue date:  19 Mar 1998

   Ref.: 4759
                                                     Appln No.:-:     2440/98
   Assn: 4.02911         Area:     1.214 Hectares


                                      Owner (as recorded by Council):
        J P GALE & LENEHAN            COATES BROTHERS AUST PTY LTD
        PO  BOX A2174                 PO BOX 99
        SYDNEY SOUTH 2000             AUBURN 2144

   321 CHISHOLM ROAD, AUBURN 2144                 Rateable Value:    1260.000
   LOT Y FF 397548                                Valuation Date:    30/09/97
                                                  Current Land Value:1260.000
                                                  Rating Base Factor:       0

   ----------------------------------------------------------------------------
   Particulars of Rates and Charges and Works/Services for which a charge has been made:-

   CURRENT LEVY DUE 1/09/97            BUS RATE                      9,187.33
            Payments and other transactions to 19/03 :-
                                       Misc. Payment & adjustments   6,890.53CR
                                                                   -------------

   RATES AND CHARGES SUB-TOTAL......                                $2,296.80

   -----------------------------------------------------------------------------
   From 1 July 1997 Interest will be charged on all      TOTAL      $2,296.80
   overdue rates and charges at a rate of 10.5% per       DUE
                                                                   -------------
   annum on a daily basis
                                                       -------------------------

   *****************************************************************************
   Council accepts no responsibility for the accuracy of verbal information given and no employee of the Council is authorised to bind Council by the giving of verbal information.
   *****************************************************************************

                                                               L. ROSSER
                                                               GENERAL MANAGER
                                                               per:

                  [LETTERHEAD OF AUBURN COUNCIL APPEARS HERE]

In reply quote: LN:EG: 71/321                                  MARCH 20, 1998

Contact name:   LARISSA NUNN

                J F Gale & Lenehan
                P O Box A2174
                SYDNEY SOUTH 2000

                Dear Sir/Madam,

                REFERENCE: OUTSTANDING NOTICES
                PREMISES:  LOT Y, D.P. 397548, NO. 321 CHISHOLM ROAD, AUBURN
                ================================================================

                In response to your request for information, from a search of Council's current files, it appears that there are no current outstanding Orders and/or Notices on the subject premises relating to any health and building matters.

                Please note that this information has been obtained from Council's files only and no inspection of the property has been made to ascertain whether the property complies with the requirements of the current legislation.

                You may request an inspection of the premises to ascertain its current situation and as to whether any work is required to be carried out to ensure compliance with the current legislation. A request for inspection however, may incur a fee.

                The inspection may result in the service of a Notice or Order on the present owner/occupier of the premises, which may then proceed to the new owners if the Notice or Order is not complied with upon reinspection.

                Should you require any further information in this matter, please do not hesitate in contacting the undersigned of Council's Environmental & Technical Services Department on telephone (02) 9735-1230.

                Yours faithfully,

                /s/ Larissa Nunn

                LARISSA NUNN
                ------------
                ENVIRONMENTAL HEALTH
                & BUILDING SURVEYOR

------------------------------------------------------------------------------------------------------------------------------------
     PROPERTY INFORMATION INQUIRY FROM
     J. F. GALE AND LENEHAN
     PO BOX A 2174  DX 315 SYDNEY
     SYDNEY SOUTH 2000

     PH: (02) 9264 2828  FAX: (02) 9267 2475
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 1    DETAILS OF APPLICANT
                                                                                                               --------
TO   DEPARTMENT OF ENERGY                                                                                 Job    4826
                                                                                                               --------
                                                                                                               --------
     DX 3324                                                                                   Applicant Ref:   msj:cb
                                                                                                               --------
     ST LEONARDS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     SECTION 2     PROPERTY LOCATION (Complete ALL Lines)
     Local Council Name                                  Parish                                 County
     --------------------------------------------------------------------------------------------------------------------------
1                   AUBURN                                       LIBERTY PLAINS                          CUMBERLAND
     --------------------------------------------------------------------------------------------------------------------------
     Locality                                               House No                      Street Name
     --------------------------------------------------------------------------------------------------------------------------
2                   AUBURN                                       321                                CHISHOLM ROAD
     --------------------------------------------------------------------------------------------------------------------------
     Nearest Cross Street                                Side of Street         Street Directory Name    Map No. Grid Reference
     --------------------------------------------------------------------------------------------------------------------------
3
     --------------------------------------------------------------------------------------------------------------------------
     Frontage            Depth                           Area                   Nature of Property
     --------------------------------------------------------------------------------------------------------------------------
4                                                                                                  COMMERCIAL
     --------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEGAL DESCRIPTIONS       (Complete the APPROPRIATE Lines In full to enable identification of the property)
     Lot No               Deposited Plan No                                     Section No               Previous Portion No
     --------------------------------------------------------------------------------------------------------------------------
5                                  397548
     --------------------------------------------------------------------------------------------------------------------------
     Portion No                                                                                          Section No
     --------------------------------------------------------------------------------------------------------------------------
6
     --------------------------------------------------------------------------------------------------------------------------
     Allotment No:        Section No.                                           Town/Village/Estate Name
     --------------------------------------------------------------------------------------------------------------------------
7
     --------------------------------------------------------------------------------------------------------------------------
     Lot No              State Plan No                                          Common Property Lot No   Common Property DP No
     --------------------------------------------------------------------------------------------------------------------------
8
     --------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER REFERENCES         (Complete BOTH Lines)
     Folio Identifier or Vol/Fol         OR Old System Deed No                       OR Other eg Crown Tenure No
     ------------------------------------   -----------------------------------------   ---------------------------------------
9                   Y/397548                  Book                       No:
     ------------------------------------   -----------------------------------------   ---------------------------------------
     Council or Valuer General No           Water Board Ref No                          Other eg Rural Lands Protection No
     ------------------------------------   -----------------------------------------   ---------------------------------------
10
     --------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NEW SUBDIVISIONS         (Supply details of land before subdivision ONLY where the lot is part of recent subdivision)
     Subdividers Name                        Street Name before subdivision               Town Clk/Council Access/Val Gen No
     --------------------------------------------------------------------------------------------------------------------------
11
     --------------------------------------------------------------------------------------------------------------------------
     Lot No              Portion No          DP No                         Section No   Area or Dimensions:
     --------------------------------------------------------------------------------------------------------------------------
12
     --------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REGISTERED PROPRIETOR/VENDOR/PURCHASER DETAILS
     Registered Proprietor's Name and Address                                                       Occupiers Name
     --------------------------------------------------------------------------------------------------------------------------
13        COATES BROTHERS AUSTRALIA PTY LIMITED, 323 Chisholm Rd, Auburn
     --------------------------------------------------------------------------------------------------------------------------
     Vendors Name and Address (If same as Proprietor, Insert "as above")                            Purchase Price
     --------------------------------------------------------------------------------------------------------------------------
14                                           As Above
     --------------------------------------------------------------------------------------------------------------------------
     Purchasers Name and Address                                                                     Inquiry Purpose
     --------------------------------------------------------------------------------------------------------------------------
15                                                                                                            Vendor
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     Acting For                      Date                   Applicants
     -----------------------------------------------------
               Vender                   16/03/98            Signature
     -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                             DEPARTMENT OF ENERGY

[STAMP APPEARS HERE]

From information shown on this application-for-search form. Our records disclose that the subject area is (not) effected by any Application for Permit and/or Licance under the Pipeline Act 1967.


Prepared   /s/SIGNATURE ILLEGIBLE    Checked  /s/SIGNATURE ILLEGIBLE
           ----------------------             ----------------------

Date 20 Mar 1998
----------------

APPLICANTS SHOULD SATISFY THEMSELVES AS TO THE CORRECTNESS OF THE LAND DESCRIPTION (INCLUDING PARISH/COUNTY) RECORDED HEREON

30/0480

                        N.S.W. Land Information System
--------------------------------------------------------------------------------
                       CENTRAL REGISTER OF RESTRICTIONS


   J F GALE & LENEHAN                             CERTIFICATE ISSUED AT
   DX 315 SYDNEY                                  LAND TITLES OFFICE

                                                  16 MAR 1998

                                                  CUSTOMER NO:         488

                                                  RECEIPT NO:      R199866

                                                  YOUR REFERENCE:
                                                  CHISHOLM RD, AUBURN
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  CERTIFICATE

     PARCEL REF: 7??97548                         LOCAL COUNCIL NAME:

     PARISH: LIBERTY PLAINS                       COUNTY: CUMBERLAND


          THE FOLLOWING AUTHORITIES HAVE NO INTEREST RECORDED IN THE ABOVE PROPERTY.

          AGL GAS COMPANY (NSW) LIMITED
               NOT AFFECTED BY COMPANY PIPELINES OP
               PROPOSALS UNDER THE PIPELINES ACT, 1967.

          DEPT OF SCHOOL EDUCATION
               NO PRESENT INTEREST IN THE ACQUISITION
               OF THE ABOVEMENTIONED LAND.

          TRANSGRIP (ELECTRICITY TRANSM
               NO EXISTING INTEREST IN THE LAND NOR ANY
               APPROVED PROPOSAL TO ACQUIRE INTERESTS.

          ENVIRONMENT PROTECTION AUTH
               NOT PART OF LAND NOTIFIED UNDER SEC 5 UNHEALTHY
               BUILDING LAND ACT, 1990 & SEC 35&36 OF THE
               ENVIRONMENTALLY HAZARDOUS CHEMICALS ACT, 1985

          HERITAGE OFFICE OF NSW
               THE LAND &/OR BUILDING IS NOT SUBJECT
               TO A CONSERVATION INSTRUMENT, ORDER OR
               NOTICE

          THE FOLLOWING AUTHORITIES HAVE A POSSIBLE OR ACTUAL
          INTEREST IN THE ABOVE PROPERTY.
          EACH OF THESE SHOULD BE APPROACHED FOR A DIRECT RESPONSE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          PAGE 1
AMOUNT:                       $
NO. OF AUTHORITIES INQUIRED OF:

                      DIRECTOR OF THE LAND TITLES OFFICE
--------------------------------------------------------------------------------

30/0480

                         N.S.W Land Information System
--------------------------------------------------------------------------------
                       CENTRAL REGISTER OF RESTRICTIONS

                                                                     13 Mar 1998

                                                       CERTIFICATE ISSUED AT
J F GALE &. LENEHAN                                    LAND TITLES OFFICE
DX 315 SYDNEY
                                                       CHISHOLM RD, AUBURN
                                                       CUSTOMER NO:         488

                                                       RECEIPT NO:      R199866

                                                       YOUR REFERENCE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  CERTIFICATE

  PARCEL REF:          0397548

  PARISH:              LIBERTY PLAINS
                       ROADS ??? TRAFFIC AUTHORITY OF NSW
                       STATE HALL AUTHORITY OF NSW
                       ENERGY AUSTRALIA
                       DEPARTMENT OF ENERGY

                                             LOCAL COUNCIL NAME:

                                             COUNTY:  CUMBERLAND



                                   STATEMENT
                                                                          PAGE 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     AMOUNT:                            $ 73.00
     NO. OF AUTHORITIES INQUIRED OF:          9

                      DIRECTOR OF THE LAND TITLES OFFICE
--------------------------------------------------------------------------------

                              [LOGO APPEARS HERE]


                                                                   13th May 1998


Vilbrent Pty Limited
327 Chisholm Road
Auburn 2144

Attention: Mr Robert Gavshon

Dear Sir

The Vendor warrants with the Purchaser that if a regulatory authority requires fire escape egress along the southern wall of 321 Chisholm Road, Auburn, then the Vendor will allow such unimpeded access to meet those regulations.


Yours faithfully,

/s/ Dr D B Rands

Dr D B Rands
Managing Director